EXHIBIT 15

           THE TRAVELERS SEPARATE ACCOUNT EIGHT FOR VARIABLE ANNUITIES

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS:

      That I, WILLIAM P. KRIVOSHIK of Wilton, Connecticut, Director, Senior Vice President and Chief Information Officer of The Travelers Life and Annuity Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST
J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-4 or other appropriate form under the Securities Act of 1933 and the Investment Company Act of 1940 for The Travelers Separate Acount Eight for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

         IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of December, 2004.



                           /S/ WILLIAM P. KRIVOSHIK
                           Director, Senior Vice President and Chief Information Officer
                           The Travelers Life and Annuity Company


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           THE TRAVELERS SEPARATE ACCOUNT EIGHT FOR VARIABLE ANNUITIES

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS:

      That I, EDWARD W. CASSIDY of South Windsor, Connecticut, Director, and Executive Vice President of The Travelers Life and Annuity Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-4 or other appropriate form under the Securities Act of 1933 and the Investment Company Act of 1940 for The Travelers Separate Account Eight for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

         IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of December, 2004.



                                          /S/ EDWARD W. CASSIDY
                                          Director, and Executive Vice President
                                          The Travelers Life and Annuity Company